UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2015
Date of Report (Date of earliest event reported)

DIRECTV GROUP HOLDINGS, LLC
(successor in interest to DIRECTV)
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2260 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 964-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 14, 2015, DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (together, “DIRECTV”), subsidiaries of the registrant, AT&T Inc. (“AT&T”) provided, as applicable, irrevocable notice to The Bank of New York Mellon as trustee (the “Trustee”), to redeem all the outstanding:

(1)	DIRECTV 3.125% Senior Notes due February 15, 2016 with CUSIP number 25459HAV7;
and

(2)	DIRECTV 3.500% Senior Notes due March 1, 2016 with CUSIP number 25459HAY1;

each in accordance with the terms of the applicable Indenture with the Trustee. The redemption date for each issue will be September 14, 2015, and the redemption amount for each issue will be determined on September 9, 2015.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV Group Holdings, LLC
(Registrant)

Date: August 14, 2015	By:	/s/ Steven A. Adams
	Name:	Steven A. Adams
	Title:	Senior Vice President, Controller and Chief Accounting Officer